SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2005

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Spencer Street Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On August 9, 2005, VendingData Corporation issued a press release announcing results for the second quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the information set forth in the Company’s press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 7.01 Regulation FD Disclosure

On August 9, 2005, VendingData Corporation made available the PowerPoint presentation to be used by participants in the VendingData Corporation’s earnings call at 4:30 p.m., Eastern time, on August 9, 2005.

The information contained in this Item 7.01, including the information set forth in the PowerPoint presentation filed as Exhibit 99.2 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in Exhibit 99.2 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 9, 2005
99.2	PowerPoint presentation dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: August 9, 2005	By:	/s/ Mark R. Newburg
Mark R. Newburg, Executive Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 9, 2005

99.2	PowerPoint presentation dated August 9, 2005